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                           SONIC SOFTWARE CORPORATION

                            2001 STOCK INCENTIVE PLAN

                 (AMENDED AND RESTATED AS OF NOVEMBER 12, 2003)

      1.    PURPOSE.

      The purpose of this plan (the "Plan") is to secure for Sonic Software Corporation, a Delaware corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Under the Plan recipients may be awarded both (i) Options (as defined in Section 2.1) to purchase the Company's common stock, par value $.01 ("Common Stock"), and (ii) shares of the Company's Common Stock ("Restricted Stock Awards"). Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 of the Code shall apply only to Incentive Stock Options (as that term is defined in the Plan). Appendix A to this Plan shall apply only to participants in the Plan who are residents of the State of California.

      2.    TYPES OF AWARDS AND ADMINISTRATION.

            2.1 OPTIONS. Options granted pursuant to the Plan ("Options") shall be authorized by action of the Board of Directors of the Company and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory Options which are not intended to meet the requirements of Section 422. The vesting of Options may be conditioned upon the completion of a specified period of employment with the Company and/or such other conditions or events as the Board may determine. The Board may also provide that Options are immediately exercisable subject to certain repurchase rights in the Company dependent upon the continued employment of the optionee and/or such other conditions or event as the Board may determine.

                  2.1.1 INCENTIVE STOCK OPTIONS. All Options when granted are intended to be non-statutory Options, unless the applicable Option Agreement (as defined in Section 5.1) explicitly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options may only be granted to employees of the Company. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a non-statutory

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Option appropriately granted under the Plan provided that such Option (or portion thereof) otherwise meets the Plan's requirements relating to non-statutory Options.

            2.2 RESTRICTED STOCK AWARDS. The Board in its discretion may grant Restricted Stock Awards, entitling the recipient to acquire, for a purchase price determined by the Board, shares of Common Stock subject to such restrictions and conditions as the Board may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

            2.3 ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion issue Restricted Stock and grant Options to purchase shares of Common Stock, and issue shares upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe Restricted Stock Agreements (as defined in Section 5.2), Option Agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Restricted Stock Agreements and Option Agreements, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Restricted Stock Agreement or Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

      3.    ELIGIBILITY.

      Options may be granted, and Restricted Stock may be issued, to persons who are, at the time of such grant or issuance, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of persons to whom Incentive Stock Options may be granted shall be limited to employees of the Company.

            3.1 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code) ("10% Shareholder"), any Incentive Stock Option granted to such individual must: (i) have an exercise price per share of not less than 110% of the fair market value of one share of Common Stock at the time of grant; and (ii) expire by its terms not more than five years from the date of grant.

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      4.    STOCK SUBJECT TO PLAN.

      Subject to adjustment as provided in Section 14.2 below, the maximum number of shares of Common Stock which may be issued under the Plan is 12,950,000 shares. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option grants or Restricted Stock awards under the Plan. If shares of Restricted Stock shall be forfeited to, or otherwise repurchased by, the Company pursuant to a Restricted Stock Agreement, such purchased shares shall again be available for subsequent Option grants or Restricted Stock awards under the Plan. If shares issued upon exercise of an Option are tendered to the Company in payment of the exercise price of an Option, such tendered shares shall again be available for subsequent Option grants or Restricted stock awards under the Plan.

      5.    FORMS OF RESTRICTED STOCK AGREEMENTS AND OPTION AGREEMENTS.

            5.1 OPTION AGREEMENT. As a condition to the grant of an Option, each recipient of an Option shall execute an option agreement ("Option Agreement") in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such Option Agreements may differ among recipients.

            5.2 RESTRICTED STOCK AGREEMENT. As a condition to the issuance of Restricted Stock, each recipient thereof shall execute an agreement ("Restricted Stock Agreement") in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such Restricted Stock Agreements may differ among recipients and need not be entitled "Restricted Stock Agreements."

            5.3 "STAND-OFF" AGREEMENT. Unless the Board of Directors specifies otherwise, each Restricted Stock Agreement and Option Agreement shall provide that upon the request of the Company or the managing underwriter(s), the holder of any Option or the purchaser of any Restricted Stock shall, in connection with any registrations of securities of the Company, agree in writing that for a period of time (not to exceed 180 days) from the effective date of the Securities and Exchange Commission registration statement for such offering, the holder or purchaser will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the common stock of the Company owned or controlled by him.

      6.    PURCHASE PRICE.

            6.1 GENERAL. The purchase price per share of Restricted Stock and per share of stock deliverable upon the exercise of an Option shall be determined by the Board of Directors, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such Option, or less than 110% of such fair market value in the case of any Incentive Stock Option granted to a 10% Shareholder.

            6.2 PAYMENT OF PURCHASE PRICE. Option Agreements may provide for the payment of the exercise price by (i) delivery of a personal, certified or bank check or postal money order payable to the order of the Company in an amount equal to the exercise price of

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such Option, (ii) delivery to the Company of shares of Common Stock of the
Company already owned by the optionee for a period of six months and having a fair market value equal in amount to the exercise price of the Option being exercised, (ii) a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code, (iii) any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations or (iv) any combination of such methods of payment. The fair market value of any shares of Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined by the Board of Directors. Restricted Stock Agreements may provide for the payment of any purchase price in any manner approved by the Board of Directors at the time of authorizing the issuance thereof.

      7.    OPTION PERIOD.

      Notwithstanding any other provision of the Plan or any Option Agreement, each Option and all rights thereunder shall expire on the date specified in the applicable Option Agreement, provided that such date shall not be later than 10 years after the date on which the Option is granted (or five years in the case of an Incentive Stock Option granted to a 10% Shareholder), and in either case, shall be subject to earlier termination as provided in the Plan.

      8.    EXERCISE OF OPTIONS.

            8.1 GENERAL. Each Option shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such Option, subject to the provisions of the Plan. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

            8.2 NOTICE OF EXERCISE. Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of Common Shares the optionee then desires to purchase (the "Notice"), accompanied by payment for such shares.

            8.3 DELIVERY. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver or cause to be delivered to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name or, at the Company's election, the Company shall deposit such shares into an electronic share account maintained for the benefit of the optionee; provided, however, that such delivery of certificates shall be deemed effected for all purposes when the Company or a stock transfer agent shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice; and that such deposit of shares shall be deemed effected for all purposes when the deposit is reflected in the optionee's account.

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      9.    NONTRANSFERABILITY OF OPTIONS.

      No Option shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of an optionee, an Option shall be exercisable only by the optionee.

      10. TERMINATION OF EMPLOYMENT; DISABILITY; DEATH. Except as may be otherwise expressly provided in the terms and conditions of the Option Agreement, Options shall terminate on the earliest to occur of:

            (i)   the date of expiration thereof;

            (ii) immediately upon termination of the optionee's employment with or services to the Company by the Company for Cause (as hereinafter defined), or upon voluntary termination of employment by the optionee (other than for death or permanent disability as defined below); or

            (iii) 90 days after the date of termination of the optionee's employment with or services to the Company by the Company without Cause (other than for death or permanent and total disability as defined below).

Until the date on which the Option so expires, the optionee may exercise that portion of his Option which is exercisable at the time of termination of the employment or service relationship.

      An employment relationship between the Company and the optionee shall be deemed to exist during any period during which the optionee is employed by the Company or by a parent or any Subsidiary of the Company. Whether an authorized leave of absence or an absence due to military or government service shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

      For purposes of this Section 10, the term "Cause" shall mean (a) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (b) any act (other than retirement) or omission to act by the optionee which may have a material and adverse effect on the Company's business or on the optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (c) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company, its parent or any Subsidiary or affiliate of the Company.

      In the event of the permanent and total disability or death of an optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such disability or death. After disability or death, the optionee (or in the case of death, his executor, administrator or any person or persons to whom his option may be transferred by will or by laws of descent and distribution) shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such

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option as of the date of his disability or death. An optionee is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months;
permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

      11. RIGHTS AS A SHAREHOLDER. The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares or the date of deposit of such shares in an electronic deposit account for the benefit of him or her. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued or such shares deposited.

      12. ADDITIONAL PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in Restricted Stock Agreements and Option Agreements, including, without limitation, restrictions on transfer, rights of the Company to repurchase shares of Restricted Stock or shares of Common Stock acquired upon exercise of Options, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not be such as to cause any Incentive Stock Option to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

      13. ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options may be exercised or (ii) extend the dates during which all, or any particular, Option or Options may be exercised.

      14.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

            14.1 NO EFFECT OF OPTIONS UPON CERTAIN CORPORATE TRANSACTIONS. The existence of outstanding Options shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation, or any issue of Common Shares, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            14.2 ADJUSTMENT PROVISIONS. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and

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proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options, and (z) the price for each share subject to any then outstanding Options, without changing the aggregate purchase price as to which such Options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this
Section 14 if such adjustment would cause the Plan to fail to comply with
Section 422 of the Code.

            14.3 NO ADJUSTMENT IN CERTAIN CASES. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

            14.4 BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 14 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

      15.   EFFECT OF CERTAIN TRANSACTIONS

            15.1 GENERAL. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to some or all outstanding Options (and need not take the same action as to each such Option): (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee (to the extent otherwise then exercisable) within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options, in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

            15.2 SUBSTITUTE OPTIONS. The Company may grant Options in substitution for Options held by employees of another corporation who become employees of the Company, or a

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subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

            15.3 RESTRICTED STOCK. In the event of a business combination or other transaction of the type detailed in Section 15.1, any securities, cash or other property received in exchange for shares of Restricted Stock shall continue to be governed by the provisions of any Restricted Stock Agreement pursuant to which they were issued, including any provision regarding vesting, and such securities, cash, or other property may be held in escrow on such terms as the Board of Directors may direct, to insure compliance with the terms of any such Restricted Stock Agreement.

      16. NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in the Plan or in any Option or Restricted Stock Agreement shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

      17. OTHER EMPLOYEE BENEFITS. The amount of any compensation deemed to be received by an employee as a result of the issuance of shares of Restricted Stock or the grant or exercise of an Option or the sale of shares received upon such award or exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

      18.   AMENDMENT OF THE PLAN.

            18.1 The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Directors may not effect such modification or amendment without such approval.

            18.2 The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or the recipient of Restricted Stock, affect his or her rights under an Option or Restricted Stock award previously granted to him or her. With the consent of the recipient of Restricted Stock or optionee affected, the Board of Directors may amend outstanding Restricted Stock Agreements or Option Agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

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      19.   WITHHOLDING. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of Restricted Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to issuance of any shares of Restricted Stock or shares issued upon exercise of Options. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the obligor may elect to satisfy such minimum withholding obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable or
(ii) by delivering to the Company shares of Common Stock already owned by the obligor. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A person who has made an election pursuant to this Section 19 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

      20.   EFFECTIVE DATE AND DURATION OF THE PLAN.

            20.1 EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 18.1) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Option to a particular optionee. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

            20.2 TERMINATION. Unless sooner terminated by action of the Board of Directors, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors.

      21. PROVISION FOR FOREIGN PARTICIPANTS. The Board of Directors may, without amending the Plan, modify the terms of Option or Restricted Stock Agreements to differ from those specified in the Plan with respect to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

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      22.   REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares under any Option or Restricted Stock Agreement if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), the Company shall not be required to issue any shares upon exercise of any Option unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required in connection with any such transfer. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act or under the securities laws of each relevant state or other jurisdiction, the Company may imprint on the certificate(s) appropriate legends that counsel for the Company considers necessary or advisable to comply with the Act or any such state or other securities law and in the instance of shares that are deposited in an electronic account, the Company may restrict transactions associated with such shares as the Company considers necessary or advisable to comply with the Act or any such state or other securities law. The Company may register, but in no event shall be obligated to register, any securities covered by the Plan pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares and remove any restrictions on transactions associated with such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

      23. GOVERNING LAW. This Plan and each Option or Restricted Stock Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of law.

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                                   APPENDIX A
             TO SONIC SOFTWARE CORPORATION 2001 STOCK INCENTIVE PLAN
                          FOR CALIFORNIA RESIDENTS ONLY

      This Appendix to the Sonic Software Corporation 2001 Stock Incentive Plan (the "Plan") shall have application only to participants in the Plan who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix. NOTWITHSTANDING ANY PROVISION CONTAINED IN THE PLAN TO THE CONTRARY AND TO THE EXTENT REQUIRED BY APPLICABLE LAW, THE FOLLOWING TERMS AND CONDITIONS SHALL APPLY TO ALL OPTIONS AND RESTRICTED STOCK AWARDS (COLLECTIVELY "AWARDS") GRANTED TO RESIDENTS OF THE STATE OF CALIFORNIA, UNTIL SUCH TIME AS THE COMMON STOCK BECOMES SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933:

      1. Nonqualified Stock Options shall have an exercise price that is not less than 85% of the Fair Market Value of the stock at the time the Option is granted, as determined by the Board, except that the exercise price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

      2. The purchase price for any Stock Awards that may be purchased under the Plan ("Stock Purchase Rights") shall be at least 85% of the Fair Market Value of the Common Stock at the time the Participant is granted the Stock Purchase Right or at the time the purchase is consummated. Notwithstanding the foregoing, the purchase price shall be 100% of the Fair Market Value of the Common Stock at the time the Participant is granted the Stock Purchase Right or at the time the purchase is consummated in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

      3. Options shall have a term of not more than ten years from the date the Option is granted.

      4. Awards shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its discretion, may permit distribution of an Option to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in Rule 16a-1(e) of the Exchange Act.

      5. Options shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to officers, directors or consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or any of its affiliates.

      6. Unless employment is terminated for Cause, the right to exercise an Option in the event of termination of employment, to the extent that the Participant is otherwise entitled to exercise an Option on the date employment terminates, shall be

            (a) at least six months from the date of termination of employment if termination was caused by death or Disability; and

            (b) at least 30 days from the date of termination if termination of employment was caused by other than death or Disability;

            (c) but in no event later than the remaining term of the Option.

      7. No Award may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the shareholders.

      8. Any Award exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

      9. The Company shall provide annual financial statements of the Company to each California resident holding an outstanding Award under the Plan. Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information.

      10. Any right of repurchase on behalf of the Company in the event of a Participant's termination of employment shall be at a purchase price that is (a) not less than the Fair Market Value of the securities upon termination of employment, and the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of the exercise), and the right shall terminate when the stock at issue becomes publicly traded; or (b) at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20% of the shares per year over five years from the date the Option or Stock Purchase Right is granted (without respect to the date the Option or Stock Purchase Right was exercised or became exercisable) and the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of the exercise). In addition to the restrictions set forth in clauses (a) and (b), the securities held by an officer, direct or consultant of the Company or an affiliate of the Company may be subject to additional or greater restrictions.

                                       A-2